LIFE SERIES FUND
                                    BLUE CHIP
                                 CASH MANAGEMENT
                                    DISCOVERY
                                   GOVERNMENT
                                     GROWTH
                                   HIGH YIELD
                            INTERNATIONAL SECURITIES
                                INVESTMENT GRADE
                              TARGET MATURITY 2007
                              TARGET MATURITY 2010
                                UTILITIES INCOME
                      Supplement dated December 6, 1999 to
                         Prospectus dated April 30, 1999

The Fund Management section beginning on page 49 is amended as follows:

     All references to Dennis T. Fitzpatrick as Portfolio Manager of the Blue Chip Fund are changed to Co-Portfolio Manager. Add Andrew Wedeck as Co-Portfolio Manager of the Blue Chip Fund. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company.